UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K
                               CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                                DATE OF REPORT
                                  MAY 5, 2000

                                  VESTEX, INC.
            ------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   NEW YORK
                 ---------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                    33-23473-NY                    11-52917728
               -------------------              ----------------
             (COMMISSION FILE NUMBER)           (I.R.S. EMPLOYER
                                               IDENTIFICATION NO.)

                 7 OLD LANTERN ROAD, NORWALK, CONNECTICUT 06851
             -----------------------------------------------------
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

                                 (203) 846-4981
                           --------------------------
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS

At the Annual Shareholder Meeting, the shareholders approved changing corporate domicile from New York to Nevada, changing the name of the company to CyberOpticLabs, Inc., the election of two directors, a 1 for 40 reverse split of outstanding shares from 120,000,000 shares to 3,000,000, and authorizing the Board of Directors to seek, identify, engage and acquire new business on behalf of the Company. The reverse split and the change of domicile/name change are scheduled to be effective on or about May 10, 2000.

These items were approved by the shareholders by an affirmative vote of 2,512,508 (post split shares) shares in favor of such changes, with no shares voting against or abstaining.

The Company appointed Gerald DeCiccio to its Board of Directors. The appointment of Mr. DeCiccio adds to the strength and industry expertise of the Company's Board of Directors.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act, the registrant has duly caused this report to be signed by the undersigned, "hereunto duly authorized".

Vestex, Inc.
(Registrant)

/s/ C.T. YEH                             Date:  May 5, 2000
	   C.T. Yeh
   	President/Director

/s/ IVAN WONG                            Date:  May 5, 2000
   	Ivan Wong
   	Secretary/Director